exhibit 10.55

AURA SYSTEMS, INC.

REGISTRATION RIGHTS AGREEMENT

(Intercreditor)

Dated as of August 19, 2004

Intercreditor

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of August 19, 2004, is made by and among AURA SYSTEMS, INC., a Delaware corporation (the "Company"), and THE INVESTORS LISTED ON THE SIGNATURE PAGE HEREOF (each of whom is herein called individually, a "Investor" and all of whom are herein called, collectively, the "Investors"), with reference to the following facts:

In connection with the Amendment and Conversion Agreement dated as of August 19, 2004 (the "Amendment and Conversion Agreement"), by and among the Company and the Investors, this Agreement is to be executed and delivered by the Investors and the Company.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto further agree as follows:

1.                  Registration Rights.  The Company covenants and agrees as follows:

1.1              Definitions.  For purposes of this Section 1:

(a)                "Common Stock" means the Company's common stock, par value $.005 per share.

(b)               "Form S-3" means such form under the 1933 Act as in effect on the date hereof or any registration form under the 1933 Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(c)                "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.11 hereof.

(d)               "1933 Act" means the Securities Act of 1933, as amended.

(e)                "1934 Act" means the Securities Exchange Act of 1934, as amended.

(f)                 "register", "registered", and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement or document.

(g)                "Registrable Securities" means (i) the shares of Common Stock issuable upon conversion of the Series B Stock to be acquired by the Investors by pursuant to the Amendment and Conversion Agreement, (ii) the shares of Common Stock issuable upon exercise of the warrants to be acquired by the Investors by pursuant to the Amendment and Conversion Agreement, (iii) any shares of Common Stock held by the Investors which were previously acquired by them; (iv) the shares of Common Stock issuable upon conversion of any Series A Stock held by the Investors which were previously acquired by them, (v) the shares of Common Stock issuable upon exercise of any warrants held by the Investors which were previously acquired by them, (vi) the shares of Common Stock issuable upon exercise of the Registration Warrants (as defined in Section 1.3(c)), and (vii) any other shares of stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in clauses (i) through (vii) above; provided that there shall be excluded any Registrable Securities sold by a person in a transaction in which that person's rights under this Section 1 are not assigned.

(h)                The number of shares of "Registrable Securities" outstanding shall be determined by the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that are, Registrable Securities.

(i)                  "SEC" means the Securities and Exchange Commission.

(j)                 "Series A Stock" means the Company's Series A Convertible Redeemable Preferred Stock, par value $.005 per share.

(k)               "Series B Stock" means the Company's Series B Cumulative Convertible Preferred Stock, par value $.005 per share.

(l)                  Other Terms:  Any other capitalized term not defined herein shall have the meaning set forth in the Amendment and Conversion Agreement.

1.2              [Intentionally Omitted].

1.3              Agreed Registration.

(a)                Within one hundred twenty (120) days after the date of approval by the Company's shareholders of an increase in the number of authorized shares of Common Stock (the "Shareholder Approval Date"), the Company shall prepare and file with the SEC a registration statement on Form S-3 (or, if Form S-3 is not then available, on such form of registration statement that is then available to effect a registration of all Registrable Securities, subject to consent of the Investors holding at least a majority of the Registrable Securities) covering the registration of all of the Registrable Securities, other than the shares issuable upon exercise of the Registration Warrants. In the event that any Registration Warrants are issued, the Company shall promptly amend such registration statement to also include the shares issuable upon exercise of such Registration Warrants. The Company shall use best efforts to obtain the effectiveness of such registration statement as soon as possible thereafter.  The Company shall keep such registration statement effective at all times until the earlier of the date on which all the Registrable Securities (i) are sold by the Holders in an open market transaction and (ii) can be sold by the Holders (and any affiliate of the Holders with whom the Holders must aggregate their sales under Rule 144) in any three-month period without volume limitation and without registration in compliance with Rule 144 under the 1933 Act.

(b)               If the Holders intend to distribute the Registrable Securities by means of an underwriting, they shall so advise the Company.  The underwriter will be selected by a majority in interest (as determined by the number of Registrable Securities held) of the Holders and shall be reasonably acceptable to the Company.  In such event, the right of any Holder to include such Holder's Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Holders) to the extent provided herein.  All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 1.6(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.  Notwithstanding any other provision of this Section 1.3, if the underwriter advises the Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Holders shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, provided that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

(c)                If either (i) on the date one hundred twenty (120) days after the Shareholder Approval Date the registration statement described in Section 1.3(a) has not been filed or (ii) the Company fails to appropriately respond to any comments received from the SEC on such registration statement within forty-five (45) days after receipt (including the filing of an amendment to such registration statement if appropriate), then the Company, unless waived by an Investor, shall issue to each Investor a warrant in the form attached hereto as Exhibit A (each, a "Registration Warrant" and, collectively, the "Registration Warrants") to acquire the number of shares of Common Stock equal to (i) 2.5% multiplied by (ii) the aggregate number of shares of Registrable Securities to be acquired by such Investor pursuant to the Amendment and Conversion Agreement, excluding (x) such Registrable Securities which have been sold by that Investor in an open market transaction, or (y) can be sold by that Investor (and any affiliate of the Investor with whom such Investor must aggregate its sales under Rule 144) in any three-month period without volume limitation and without registration in compliance with Rule 144 under the 1933 Act.  The exercise price of each such Registration Warrant shall be $.02 per share, subject to adjustment as set forth in the Registration Warrant.

(d)               If at the end of each subsequent thirty (30) day period thereafter either (i) the Company still has not filed the registration statement described in Section 1.3(a) or (ii) the Company still has not appropriately responded to any comments received from the SEC on such registration statement (including the filing of an amendment to such registration statement if appropriate), then the Company, unless waived by an Investor, shall issue to each Investor an additional Registration Warrant to acquire the number of shares of Common Stock equal to (i) 2.5% multiplied by (ii) the aggregate number of shares of Registrable Securities to be acquired by such Investor pursuant to the Amendment and Conversion Agreement, excluding (x) such Registrable Securities which have been sold by that Investor in an open market transaction, or (y) can be sold by that Investor (and any affiliate of the Investor with whom such Investor must aggregate its sales under Rule 144) in any three-month period without volume limitation and without registration in compliance with Rule 144 under the 1933 Act.

(e)                If (i) the registration statement described in Section 1.3(a) becomes effective but at any time thereafter is no longer effective (or is deemed no longer effective as a result of any suspension of use under the circumstances described in Section 1.6(f)) and (ii) such lack of effectiveness continues for a forty-five (45) day period, then the Company, unless waived by an Investor, shall issue to each Investor a Registration Warrant to acquire the number of shares of Common Stock equal to (i) 2.5% multiplied by (ii) the aggregate number of shares of Registrable Securities to be acquired by such Investor pursuant to the Amendment and Conversion Agreement, excluding (x) such Registrable Securities which have been sold by that Investor in an open market transaction, or (y) can be sold by that Investor (and any affiliate of the Investor with whom such Investor must aggregate its sales under Rule 144) in any three-month period without volume limitation and without registration in compliance with Rule 144 under the 1933 Act..

(f)                 If at the end of each subsequent thirty (30) day period thereafter, the registration statement described in Section 1.3(a) still is no longer effective (or is deemed no longer effective as a result of any suspension of use under the circumstances described in Section 1.6(f)), then the Company, unless waived by an Investor, shall issue to each Investor an additional Registration Warrant to acquire the number of shares of Common Stock equal to (i) 2.5% multiplied by (ii) the aggregate number of shares of Registrable Securities to be acquired by such Investor pursuant to the Amendment and Conversion Agreement, excluding (x) such Registrable Securities which have been sold by that Investor in an open market transaction, or (y) can be sold by that Investor (and any affiliate of the Investor with whom such Investor must aggregate its sales under Rule 144) in any three-month period without volume limitation and without registration in compliance with Rule 144 under the 1933 Act..

(g)                Notwithstanding the foregoing, the maximum amount of Registration Warrants issuable to any Investor under Sections 1(d) through 1(f) shall be Registration Warrants to acquire the number of shares of Common Stock equal to (i) 12.5% multiplied by (ii) the aggregate number of shares of Registrable Securities to be acquired by such Investor pursuant to the Amendment and Conversion Agreement.

(h)                The Company shall execute such other and further certificates, instruments and other documents as may be reasonably requested by the Investors or reasonably necessary or proper to implement, complete and perfect the Investors' rights under this Section 1.3 and, upon effectiveness of a registration statement with respect to the Registrable Securities, to freely trade the Registrable Securities without limitation or restriction imposed or created by the Company or securities law.

(i)                  The terms and covenants set forth in this Section 1.3 shall terminate as to each Holder and be of no further force and effect on the earlier of the date on which all the Registrable Securities beneficially owned by that Holder (i) are registered pursuant to this Section 1.3 and sold by that Holder in an open market transaction or (ii) can be sold by that Holder (and any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) in any three-month period without volume limitation and without registration in compliance with Rule 144 under the 1933 Act.

1.4              Company Registration.

(a)                If (but without any obligation to do so) the Company proposes to register any of its stock (including a registration effected by the Company for stockholders other than the Holders) or other securities under the 1933 Act in connection with the public offering of such securities on any form which also would permit registration of the Registrable Securities, the Company shall, at such time, promptly give each Holder notice of such registration.  Upon the request of each Holder given within thirty (30) days after such notice by the Company, the Company shall, subject to the provisions of Section 1.4(c), cause to be registered under the 1933 Act all of the Registrable Securities that each such Holder has requested to be registered.

(b)               The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.4 prior to the effectiveness of such registration, whether or not any Holder shall have elected to include securities in such registration.  The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 1.8 hereof.

(c)                In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under this Section 1.4 to include any requesting Holder's securities in such underwriting, unless such Holder accepts the terms of the underwriting as agreed between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters) and enters into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company.  If the total amount of securities, including Registrable Securities, requested to be included in such offering by the Company, the Holders and other security holders to whom registration rights have been granted exceeds the amount of securities that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of securities (including Registrable Securities) that the underwriters determine in their sole discretion will not jeopardize the success of the offering (the Registrable Securities so included to be apportioned pro rata among the selling Holders according to the total amount of Registrable Securities requested to be included therein by each selling Holder or in such other proportions as shall mutually be agreed to by such selling Holders); provided, that the amount of Registrable Securities requested by the Holders to be included in such offering pursuant to this Section 1.4 and all other securities requested by other holders to be included in such offering pursuant to other "piggyback" registration rights shall be reduced first (the Registrable Securities and other securities so reduced to be apportioned pro rata among the selling Holders and other holders according to the total amount of Registrable Securities and other securities requested to be included therein by each selling Holder and other holder) before any reduction of any (i) securities requested to be included in such offering by any holders exercising "demand" registration rights or (ii) any securities sold by the Company to be included in such offering.  For purposes of such apportionment among Holders, for any selling stockholder that is a Holder of Registrable Securities and that is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling Holder", and any pro rata reduction with respect to such "selling Holder" shall be based on the aggregate amount of Registrable Securities requested to be included in such offering by all such related entities and individuals.

1.5              Form S-3 Registration.  If the Company shall receive from one or more Holders a request or requests that the Company effect a registration on Form S-3 and any related blue sky or similar qualification or compliance with respect to at least 25% (or a lesser percentage if the requirements of Section 1.5(b)(i) are met) of the Registrable Securities owned by such Holder or Holders, the Company shall:

(a)                promptly give notice of the proposed registration, and any related blue sky or similar qualification or compliance, to all other Holders; and

(b)               cause, as soon as practicable, such Registrable Securities to be registered for offering and sale on Form S-3 and cause such Registrable Securities to be qualified in such jurisdictions as such Holders may reasonable request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a request given within fifteen (15) days after receipt of such notice from the Company; provided that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.5:

(i)                  if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $500,000;

(ii)                if the Company has, within the twelve month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 1.5;

(iii)               if the Company shall furnish to the Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than sixty (60) days after receipt of the request of the Holder or Holders under this Section 1.5; provided that the Company shall not utilize this right more than once in any twelve (12) month period; provided, further, that the Company shall not register shares for its own account during such sixty (60) day period, but such prohibition shall not apply to the registration of Company shares in connection with (x) a merger or (y) registration of shares relating to a stock option, stock purchase or similar plan; or

(iv)              in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(c)                Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.

1.6              Obligations of the Company.  Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a)                except as otherwise provided in Section 1.3, prepare and file with the SEC a registration statement with respect to such Registrable Securities and use best efforts to cause such registration statement to become effective, and keep such registration statement effective for a period of up to two hundred seventy (270) days or, if earlier, until the distribution contemplated in the registration statement has been completed; provided that (i) such two hundred seventy (270) day period shall be extended for a period of time equal to (A) the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company and (B) the period of any suspension of use of such registration statement under the circumstances described in Section 1.6(f); and (ii) in the case of any registration of Registrable Securities on Form S-3 (or any other Form, to the extent permitted by law) that are intended to be offered on a continuous or delayed basis, such two hundred seventy (270) day period shall be extended, if necessary, to keep the Registration Statement effective until all such Registrable Securities are sold, except to the extent that the Holders (and any affiliate of the Holders with whom the Holders must aggregate their sales under Rule 144) of such Registrable Securities may sell those Registrable Securities in any three-month period without regard to the volume limitation and without registration in compliance with Rule 144 under the 1933 Act;

(b)               prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the 1933 Act with respect to the disposition of all securities covered by such registration statement during the period of time such registration statement remains effective;

(c)                furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request to facilitate the disposition of Registrable Securities owned by them;

(d)               use best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(e)                in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

(f)                 during the period of time such registration statement remains effective, immediately notify each Holder of Registrable Securities covered by such registration statement in writing at any time when (i) a prospectus relating thereto is required to be delivered under the 1933 Act or (ii) the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and in the case of clause (ii) above, the Holder shall suspend the use of the prospectus until its receipt of the written notice referred to in the last sentence of this Section 1.6(f).  Notwithstanding the provisions of this Section 1.6, the Company may, during the period a registration statement is required to remain effective hereunder, suspend the use of the prospectus for a period not to exceed sixty (60) days (whether or not consecutive) in any 12-month period if the Board of Directors of the Company determines in good faith that because of valid business reasons, including pending mergers or other business combination transactions, the planned acquisition or divestiture of assets, pending material corporate developments and similar events, it is in the best interests of the Company to suspend such use, and prior to or contemporaneously with suspending such use the Company provides the Holders of Registrable Securities with written notice of such suspension (which notice need not specify the nature of the event giving rise to such suspension), and the Holder shall suspend the use of the prospectus until its receipt of the written notice referred to in the last sentence of this Section 1.6(f).  At the end of any suspension period referred to in the first or second sentence of this Section 1.6(f), the Company shall immediately provide the Holders with written notice of the termination of such suspension.

(g)                cause all such Registrable Securities registered hereunder to be listed on each securities exchange on which securities of the same class issued by the Company are then listed;

(h)                provide a transfer agent and registrar for all Registrable Securities registered hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

(i)                  furnish, at the request of any Holder, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities, and (ii) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and with respect to events subsequent to the date of the financial statements, as are customarily covered in accountants' letters delivered to the underwriters in underwritten public offerings of securities addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

1.7              Information from Holder.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding such Holder, the Registrable Securities held by such Holder, and the intended method of disposition of such securities as shall be required to effect the registration of such Registrable Securities.

1.8              Expenses of Registration.  All expenses incurred in connection with registrations, filings or qualifications pursuant to this Section 1, including without limitation all registration, filing and qualification fees, printing fees and expenses, accounting fees and expenses, fees and disbursements of counsel for the Company and the fees and disbursements of one counsel for the selling Holders selected by the Holders, shall be borne by the Company.  Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Sections 1.3 and 1.5 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based on the number of Registrable Securities that were requested to be included in the withdrawn registration); provided that, if at the time of such withdrawal, the Holders shall have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and shall have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Sections 1.3 and 1.5.  Anything herein to the contrary notwithstanding, all underwriting discounts and commissions incurred in connection with a sale of Registrable Securities shall be borne and paid by the Holder thereof, and the Company shall have no responsibility therefor.

1.9              Indemnification.  If any Registrable Securities are included in a registration statement under this Section 1:

(a)                To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners or officers, directors and stockholders of such Holder, legal counsel and accountants for such Holder, any underwriter (as defined in the 1933 Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or any other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law; and the Company will reimburse such Holder, underwriter or controlling person for any legal or other expenses incurred, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided that the indemnity agreement in this Section 1.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based on a Violation that occurs in reliance on and in conformity with written information furnished expressly for use in connection with such registration by such Holder, underwriter or controlling person.

(b)               To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities to which any of the foregoing persons may become subject, under the 1933 Act, the 1934 Act or any other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance on and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any person intended to be indemnified pursuant to this Section 1.9(b), for any legal or other expenses reasonably incurred, as incurred, by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided that the indemnity agreement in this Section 1.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld or delayed); and provided further that in no event shall any indemnity by such Holder under this Section 1.9(b), when aggregated with amounts contributed, if any, pursuant to Section 1.9(d), exceed the net proceeds from the sale of Registrable Securities hereunder received by such Holder.

(c)                Promptly after receipt by an indemnified party under this Section 1.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.9, deliver to the indemnifying party notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent that the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to notify the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.9, but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.9.

(d)               If the indemnification provided in this Section 1.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that shall have resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided that in no event shall any contribution by a Holder under this Section 1.9(d), when aggregate with amounts paid, if any, pursuant to Section 1.9(b), exceed the net proceeds from the sale of Registrable Securities hereunder received by such Holder.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e)                Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f)                 The obligations of the Company and Holders under this Section 1.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

1.10          Reports under 1934 Act.  With a view to making available to the Holders the benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration statement (including, without limitation, Form S-3), the Company agrees to:

(a)                make and keep public information available, as those terms are used in SEC Rule 144, at all times;

(b)               take such action as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities;

(c)                file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act; and

(d)               furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith on request, (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the 1933 Act and the 1934 Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

1.11          Assignment of Registration Rights.  The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such Registrable Securities that (i) is a subsidiary, parent, current or former partner, current or former limited partner, current or former member, current or former manager or stockholder of a Holder, (ii) is an entity controlling, controlled by or under common control with a Holder, including without limitation a corporation or limited liability company that is a direct or indirect parent or subsidiary of the Holder, (iii) is a transferee or assignee of a Holder and the number of shares representing or underlying the Registrable Securities (whether in the form of shares, warrants to purchase shares, or a combination of the foregoing) transferred or assigned constitute at least 500,000 shares of Registrable Securities held by such Holder (as adjusted for stock split, combinations, dividends and the like); provided that: (a) the Company is, within a reasonable time after such transfer, notified of the name and address of such transferee or assignee and the Registrable Securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act; and (d) such assignment is not made pursuant to a registration statement effected pursuant to this Agreement.

1.12          Duplicative Registration Rights.  The rights of the Investors under Section 1.4 or Section 1.5 shall not apply to the extent that Registrable Securities then held by the Investors are already covered by an effective registration statement under Section 1.3 or any other Section of this Agreement.

1.13          Termination of Registration Rights.  No Holder shall be entitled to exercise any right provided in this Section 1 with respect to a Registrable Security (i) after the date on which that Registrable Security has been sold under a registration statement filed in accordance with this Agreement or (ii) if all Registrable Securities held by such Holder (and any affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in any three-month period without volume limitation and without registration in compliance with Rule 144 under the 1933 Act.

2.                  Covenants.

2.1              Reserve for Exercise Shares.  The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock such number of shares (the "Exercise Shares") as shall be sufficient to enable it to comply with its exercise obligations under the Registration Warrants.  If at any time the number of Exercise Shares shall not be sufficient to effect the exercise of the Registration Warrants, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number as will be sufficient for such purposes.  The parties acknowledge that the Company currently does not have any authorized but unissued shares of Common Stock available for issuance and the Company hereby agrees to use its best efforts to take action to call a shareholders meeting and increase its authorized but unissued Common Stock as soon as practicable. The Company will obtain authorization, consent, approval or other action by, or make any filing with, any administrative body that may be required under applicable state securities laws in connection with the issuance of Exercise Shares.

2.2              Confidential Information.  The Company shall provide to each Holder not less than ten days' prior written notice of its intention to deliver to such Holder confidential or non-public information relating to the Company and shall mark such information as "confidential" or "non-public."  If a Holder notifies Company that it does not desire to receive such confidential or non-public information, then the Company shall not deliver such information to such Holder. Whether or not a Holder has so notified the Company, such Holder may, in its sole discretion, decline to receive from the Company such confidential or non-public information, and as a result thereof shall not be deemed to have received or have any knowledge of such confidential or non-public information; provided that it has not received the same or promptly returns the same upon receipt by such Holder.

3.                  Miscellaneous.

3.1              Successors and Assigns.  Except as otherwise provided herein, this Agreement shall inure to the benefit of and bind the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities).  Nothing in this Agreement, express or implied, is intended to confer on any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.2              Governing Law.  This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Washington, without giving effect to its conflicts of law principles.  All disputes between the parties hereto arising out of or in connection with this Agreement or the Registrable Securities, whether sounding in contract, tort, equity or otherwise, shall be resolved only by state and federal courts located in Spokane, Washington, and the courts to which an appeal therefrom may be taken.  All parties hereto waive any objections to the location of the above-referenced courts, including but not limited to any objection based on lack of jurisdiction, improper venue or forum non conveniens.  Notwithstanding the foregoing, any party obtaining an order or judgment in any of the above-referenced courts may bring an action in a court in another jurisdiction in order to enforce such order or judgment.

3.3              Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.4              Headings.  The headings of sections and subsections in this Agreement are used for convenience of reference only and are not to be considered in construing or interpreting this Agreement.

3.5              Notices.  Any request, consent, notice or other communication required or permitted under this Agreement shall be in writing and shall be deemed duly given and received when delivered personally or transmitted by facsimile, one business day after being deposited for next-day delivery with a nationally recognized overnight delivery service, or three business days after being deposited as first class mail with the United States Postal Service, all charges or postage prepaid, and properly addressed to the party to receive the same at the address for such party indicated on the signature page hereof or at such other address as such party may designate by advance written notice to the other parties.

3.6              Expenses.  If any action at law or in equity is necessary to enforce or interpret any of the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.  In addition, the Company shall pay the reasonable attorneys' fees, costs and disbursements of the Investors in enforcing any terms of this Agreement, whether or not any action at law or in equity is brought.

3.7              Entire Agreement: Amendments and Waivers.  This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the consent of the Company and the holders of more than 66-2/3% of the Registrable Securities; provided that no amendment shall be effective against any holder or holders of Registrable Securities that would be affected adversely and affected differently from the Holders generally by such amendment, without the consent of such holder or holders.  Any amendment or waiver effected in accordance with this Section 3.7 shall be binding on the Company, each holder of any Registrable Securities and each future holder of all such Registrable Securities.

3.8              Severability.  If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

[Remainder of page intentionally left blank]

By:

Name:

            Title:

                                                2335 Alaska Avenue

El Segundo, CA 90245

Attn: President

Fax: (310) 643-8719

"Investors"

KOYAH LEVERAGE PARTNERS, L.P.

By:       Koyah Ventures LLC, its general partner

By:

Name:

            Title:

                                                                        c/o ICM Asset Management, Inc.
                                                                                    601 West Main Avenue, Suite 600
                                                                                    Spokane, WA  99201
                                                                                    Attn:     Robert Law

                                                                                    Fax:  (509) 444-4500

[Signature page to Registration Rights Agreement (Intercreditor)]

KOYAH PARTNERS, L.P.

By:       Koyah Ventures LLC, its general partner

By:

Name:

Title:

c/o ICM Asset Management, Inc.
601 West Main Avenue, Suite 600
Spokane, WA  99201
Attn:     Robert Law

Fax:  (509) 444-4500

KOYAH VENTURES, LLC

By:

Name:

Title:

c/o ICM Asset Management, Inc.
601 West Main Avenue, Suite 600
Spokane, WA  99201
Attn:     Robert Law

Fax:  (509) 444-4500

RAVEN PARTNERS, L.P.

By:       Koyah Ventures LLC, its general partner

By:

Name:

Title:

c/o ICM Asset Management, Inc.
601 West Main Avenue, Suite 600
Spokane, WA  99201
Attn:     Robert Law

Fax:  (509) 444-4500

 [Signature page to Registration Rights Agreement (Intercreditor)]

EDGAR APPLEBY

Peacock Point
Locust Valley, NY 11560
Fax:  (516) 674-3748

PRUDENT BEAR FUND, INC.

By:

Name:

Title:

8140 Walnut Hill Lane, Suite 300
Dallas, TX  75206
Attn:     Greg Jahnke

Fax:  (214) 696-5556

[Signature page to Registration Rights Agreement (Intercreditor)]

EXHIBIT A

Form of Registration Warrant

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES.  THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.  THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Warrant To Purchase Common Stock

Of

Aura Systems, Inc.

______________, ____

No.  W-__

This certifies that __________________________ (the "Holder") is entitled, subject to the terms and conditions of this Warrant, to purchase from AURA SYSTEMS, INC., a Delaware corporation (the "Company"), all or any part of an aggregate of ______________ shares of the Company's authorized and unissued Common Stock, par value $.005 (the "Warrant Stock"), at the Warrant Price (as defined herein), upon surrender of this Warrant at the principal offices of the Company, together with a duly executed subscription form in the form attached hereto as Exhibit 1 and simultaneous payment of the Warrant Price for each share of Warrant Stock so purchased in lawful money of the United States, unless exercised in accordance with the provisions of Section 2.5 of this Warrant.  The Holder may exercise the Warrant at any time after the date of this Warrant and prior to the seventh anniversary of the date hereof (the "Expiration Date").

This Warrant is issued pursuant to the Registration Rights Agreement dated as of August 19, 2004 (the "Registration Rights Agreement"), by and among the Company, the Holder and the other Investors named therein.

4.                  Definitions.  The following definitions shall apply for purposes of this Warrant:

4.1              "Acquisition" means any consolidation, merger or reorganization of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than fifty percent of the Company's voting power immediately after such consolidation, merger or reorganization, or any transaction or series of related transactions to which the Company is a party in which in excess of fifty percent of the Company's voting power is transferred, excluding any consolidation, merger or reorganization effected exclusively to change the domicile of the Company.

4.2              "Asset Transfer" means a sale, lease or other disposition of all or substantially all of the assets of the Company.

4.3              "Company" means the "Company" as defined above and includes any corporation or other entity that succeeds to or assumes the obligations of the Company under this Warrant.

4.4              "Common Stock" means the Common Stock, par value $.005, of the Company.

4.5              "Fair Market Value" of a share of Warrant Stock means (i) if the Common Stock is traded on a securities exchange, the average of the closing price on each trading day over the ten consecutive trading day period ending three trading days before the day the Fair Market Value of the securities is being determined, (ii) if the Common Stock is actively traded over-the counter, the average of the closing bid and asked prices quoted on the NASDAQ system (or similar system) on each trading day over the five consecutive trading day period ending one trading day before the day the Fair Market Value of the securities is being determined, or (iii) if at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, then the Fair Market Value determined by the Company's Board of Directors in good faith.

4.6              "Holder" means the "Holder" as defined above and includes any transferee who shall at the time be the registered holder of this Warrant.

4.7              "Warrant" means this Warrant and any warrant(s) delivered in substitution or exchange therefor, as provided herein.

4.8              "Warrant Price" means $.02 per share of Warrant Stock.  The Warrant Price is subject to adjustment as provided herein.

4.9               "Warrant Stock" means the Common Stock.  The number and character of shares of Warrant Stock are subject to adjustment as provided herein and the term "Warrant Stock" shall include stock and other securities and property at any time receivable or issuable upon exercise of this Warrant in accordance with its terms.

5.                  Exercise.

5.1              Method of Exercise.  Subject to the terms and conditions of this Warrant, the Holder may exercise the purchase rights represented by this Warrant in whole or in part, at any time or from time to time, on or after the date hereof and before the Expiration Date, by surrendering this Warrant at the principal offices of the Company, with the subscription form attached hereto duly executed by the Holder, and payment of an amount equal to the product obtained by multiplying (i) the number of shares of Warrant Stock so purchased by (ii) the Warrant Price, as specified in Section 2.2 below.

5.2              Form of Payment.  Except as provided in Section 2.5, payment may be made by (i) a check payable to the Company's order, (ii) wire transfer of funds to the Company, (iii) cancellation of indebtedness of the Company to the Holder, or (iv) any combination of the foregoing.

5.3              Partial Exercise.  Upon a partial exercise of this Warrant, this Warrant shall be surrendered by the Holder and replaced with a new Warrant or Warrants of like tenor for the balance of the shares of Warrant Stock purchasable under the Warrant surrendered upon such purchase.  The Warrant or Warrants will be delivered to the Holder thereof within a reasonable time.

5.4              No Fractional Shares.  No fractional shares may be issued upon any exercise of this Warrant.  If upon any exercise of this Warrant a fraction of a share results, such fraction shall be rounded upwards or downwards to the nearest whole number.

5.5              Net Exercise Election.  The Holder may elect to convert all or a portion of this Warrant, without the payment by the Holder of any additional consideration, by the surrender of this Warrant or such portion to the Company, with the net exercise election selected in the subscription form attached hereto duly executed by the Holder, into the number of shares of Warrant Stock that is obtained under the following formula:

1.1	X = Y (A-B)
(a) A

where	X = the number of shares of Warrant Stock to be issued to the Holder pursuant to this Section 2.5.

Y  =     the number of shares of Warrant Stock purchasable under this Warrant, or if only a portion of the Warrant is being exercised, the number of shares of Warrant Stock represented by the portion of the Warrant being exercised.

A = the Fair Market Value of one share of Warrant Stock at the time the net exercise election is made pursuant to this Section 2.5.
B = the Warrant Price.

5.6              Condition of Exercise.  As a condition to any exercise of this Warrant, the Holder shall represent and warrant as to its status as an "accredited investor" under the Securities Act of 1933, as amended (the "Act"), by delivering the subscription form attached hereto (together with the appendix attached thereto).

6.                  Issuance of Stock.  This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date.  As soon as practicable, but in any event no later than three days after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Warrant Stock issuable upon such exercise.  The Company covenants and agrees that all shares of Warrant Stock that are issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder, free of all taxes, liens and charges with respect to the issue thereof and free and clear of any restrictions on transfer (other than under the Act and state securities laws).

7.                  Adjustment Provisions.  The number and character of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property at the time receivable or issuable upon exercise of this Warrant) and the Warrant Price for the Common Stock are subject to adjustment upon the occurrence of the following events between the date this Warrant is issued and the date it is exercised:

7.1              Adjustment for Stock Splits, Stock Dividends, Recapitalizations, etc.  The Warrant Price of this Warrant and the number of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall each be appropriately and proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of Warrant Stock (or such other stock or securities).

7.2              Adjustment for Other Dividends and Distributions.  In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution payable with respect to the Warrant Stock that is payable in (a) securities of the Company (other than issuances with respect to which adjustment is made under Section 4.1), or (b) assets (other than cash dividends paid or payable solely out of retained earnings), then, and in each such case, the Holder, upon exercise of this Warrant at any time after the consummation, effective date or record date of such event, shall receive, in addition to the shares of Warrant Stock issuable upon such exercise prior to such date, the securities or such other assets of the Company to which the Holder would have been entitled upon such date if the Holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

7.3              Adjustment for Reorganization, Consolidation, Merger.  In case of any reorganization of the Company (or of any other corporation or entity, the stock or other securities of which are at the time receivable on the exercise of this Warrant), after the date of this Warrant, or in case, after such date, the Company (or any such corporation or entity) shall consolidate with or merge into another corporation or entity or convey all or substantially all of its assets to another corporation or entity, then, and in each such case, the Holder, upon the exercise of this Warrant (as provided in Section 2), at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which the Holder would have been entitled upon the consummation of such reorganization, consolidation, merger or conveyance if the Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Warrant, and the successor or purchasing corporation or entity in such reorganization, consolidation, merger or conveyance (if other than the Company) shall duly execute and deliver to the Holder a supplement hereto acknowledging such corporation's or entity's obligations under this Warrant; and in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after the consummation of such reorganization, consolidation, merger or conveyance.

7.4              Notice of Certain Events and Adjustments.  The Company shall give thirty days prior written notice of the record date fixed for any Acquisition, Asset Transfer or event  referred to in Section 4.2 or 4.3.  The Company shall promptly give written notice of each adjustment or readjustment of the Warrant Price or the number of shares of Warrant Stock or other securities issuable upon exercise of this Warrant.  The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

7.5              No Change Necessary.  The form of this Warrant need not be changed because of any adjustment in the Warrant Price or in the number of shares of Warrant Stock issuable upon its exercise.

8.                  No Rights or Liabilities as Stockholder.  This Warrant does not by itself entitle the Holder to any voting rights or other rights as a stockholder of the Company.  In the absence of affirmative action by the Holder to purchase Warrant Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder, shall cause the Holder to be a stockholder of the Company for any purpose.

9.                  Attorneys' Fees.  The Company shall pay the reasonable attorneys' fees, costs and disbursements of the Holder in enforcing any terms of this Warrant, whether or not any action at law or in equity is brought.

10.              Transfer.  This Warrant may be transferred or assigned by the Holder hereof in whole or in part, if, on the Company's reasonable request, the Holder provides an opinion of counsel reasonably satisfactory to the Company that such transfer does not require registration under the Act and the applicable state securities law, except that this Warrant may be transferred by a Holder which is a partnership or limited liability company to a partner, former partner, member, former member or other affiliate of such partnership or limited liability company, as the case may be, if (a) the transferee agrees in writing to be subject to the terms of this Warrant and (b) the Holder delivers notice of such transfer to the Company.  The rights and obligations of the Company and the Holder under this Warrant shall be binding upon and inure to the benefit of their respective permitted successors, assigns, heirs, administrators and transferees.

11.              Loss or Mutilation.  Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

12.              Reservation of Warrant Stock.  If at any time the number of authorized but unissued shares of the Warrant Stock shall not be sufficient to effect the exercise of this Warrant, the Company shall take all such corporate action as may be necessary to increase its authorized but unissued shares of the Warrant Stock to such number of shares of the Warrant Stock as shall be sufficient for such purpose.  The parties acknowledge that the Company currently does not have any shares of the Warrant Stock available for issuance and the Company hereby agrees to use its best efforts to take action to call a stockholder meeting and increase its authorized but unissued Warrant Stock as soon as practicable.

13.              Governing Law.  This Warrant shall be governed by and construed and interpreted in accordance with the laws of the State of Washington, without giving effect to its conflicts of law principles.  All disputes between the parties hereto arising out of or in connection with this Warrant or the Warrant Stock, whether sounding in contract, tort, equity or otherwise, shall be resolved only by state and federal courts located in Spokane, Washington, and the courts to which an appeal therefrom may be taken.  All parties hereto waive any objections to the location of the above-referenced courts, including but not limited to any objection based on lack of jurisdiction, improper venue or forum non conveniens.  Notwithstanding the foregoing, any party obtaining an order or judgment in any of the above-referenced courts may bring an action in a court in another jurisdiction in order to enforce such order or judgment.

14.              Headings.  The headings and captions used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant.  All references in this Warrant to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

15.              Notices.  Any request, consent, notice or other communication required or permitted under this Warrant shall be in writing and shall be deemed duly given and received when delivered personally or transmitted by facsimile, one business day after being deposited for next-day delivery with a nationally recognized overnight delivery service, or three business days after being deposited as first class mail with the United States Postal Service, all charges or postage prepaid, and properly addressed to the party to receive the same at the address for such party indicated in the Registration Rights Agreement or at such other address as such party may have designated by advance written notice to the other party.

16.              Amendment; Waiver.  Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder in the case of an amendment and only with the written consent of the waiving party in the case of a waiver.

17.              Severability.  If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

18.              Terms Binding.  By acceptance of this Warrant, the Holder accepts and agrees to be bound by all the terms and conditions of this Warrant.

19.              Valid Issuance; Taxes.  All shares of Warrant Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof.  The Company shall not be required to pay any transfer tax or other similar charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Warrant Stock in any name other than that of the Holder of this Warrant.

20.              No Impairment.  The Company will not, by amendment of its Certificate of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.  Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of Warrant Stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Warrant Stock upon exercise of this Warrant.

 [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the date and year first set forth above.

AURA SYSTEMS, INC. By: Name: ______________________________ Title: _______________________________

[Signature Page to Warrant]

1.                  Exhibit 1

FORM OF SUBSCRIPTION

(To be signed only upon exercise of Warrant)

(1)        Check the box that applies and the provide the necessary information:

☐         Cash Payment Election.  The undersigned Holder hereby elects to purchase        shares of Common Stock of Aura Systems, Inc. (the "Warrant Stock"), pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

☐         Net Exercise Election.  The undersigned Holder elects to convert the Warrant into shares of Warrant Stock by net exercise election pursuant to Section 2.5 of the Warrant.  This conversion is exercised with respect to __________ shares of Common Stock of Aura Systems, Inc. (the "Warrant Stock") covered by the Warrant.

(2)        In exercising the Warrant, the undersigned Holder hereby makes the representations and warranties set forth on Appendix A hereto as of the date hereof.

(3)        Please issue a certificate or certificates representing such shares of Warrant Stock in the name or names specified below:

(Name)                                                                        (Name)

(Signature)                                                                    (Signature)

(Address)                                                                     (Address)

(City, State, Zip Code)                                                 (City, State, Zip Code)

(Federal Tax Identification Number)                              (Federal Tax Identification Number)

(Date)                                                                          (Date)

Appendix A

INVESTMENT REPRESENTATION

The undersigned, _____________________ (the "Holder"), intends to acquire shares of Common Stock (the "Common Stock") of Aura Systems, Inc. (the "Company") from the Company pursuant to the exercise or conversion of a Warrant to purchase Common Stock held by the Holder.  The Common Stock will be issued to the Holder in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws.  In connection with such purchase and in order to comply with the exemptions from registration relied upon by the Company, the Holder represents, warrants and agrees as follows:

(a)        The Holder is acquiring the Common Stock for its own account, to hold for investment, and the Holder shall not make any sale, transfer or other disposition of the Common Stock in violation of the Securities Act or the General Rules and Regulations promulgated thereunder by the Securities and Exchange Commission or in violation of any applicable state securities law.  The Holder is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

(b)        The Holder has been advised that the Common Stock has not been registered under the Securities Act or state securities laws on the ground that this transaction is exempt from registration, and that reliance by the Company on such exemptions is predicated in part on the Holder's representations set forth herein.

(c)        The Holder has been informed that under the Securities Act, the Common Stock must be held indefinitely unless it is subsequently registered under the Securities Act or unless an exemption from such registration (such as Rule 144) is available with respect to any proposed transfer or disposition by the Holder of the Common Stock.  The Holder further agrees that the Company may refuse to permit the Holder to sell, transfer or dispose of the Common Stock (except as permitted under Rule 144) unless there is in effect a registration statement under the Securities Act and any applicable state securities laws covering such transfer, or unless the Holder furnishes an opinion of counsel reasonably satisfactory to counsel for the Company to the effect that such registration is not required.

The Holder also understands and agrees that there will be placed on the certificate(s) for the Common Stock or any substitutions therefor, a legend stating in substance:

            "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws.  These shares have been acquired for investment purposes and may not be sold or otherwise transferred in the absence of an effective registration statement for these shares under the Securities Act and applicable state securities laws or an opinion of counsel satisfactory to the Company that registration is not required and that an applicable exemption is available."